SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission
[X] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  EGAMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                [OBJECT OMITTED]

                                  eGames, Inc.
                      2000 Cabot Boulevard West, Suite 110
                       Langhorne, Pennsylvania 19047-1811


                                                               October 27, 2005

Dear Shareholder:

         You are invited to attend the Annual Meeting of Shareholders of eGames, Inc. (the "Company") which will be held at 10 a.m. Eastern Standard Time on Thursday, December 1, 2005 at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         To assure your representation at the meeting, whether or not you expect to attend, please vote as soon as possible. Most shareholders have three options for submitting their vote: (1) via the Internet at www.proxyvote.com; (2) by phone, as indicated on your proxy card; or (3) by mail, using the paper proxy card enclosed with the Proxy Statement.

         Your copy of the Company's 2005 Annual Report on Form 10-KSB is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

Sincerely,



/s/:Gerald W. Klein
-------------------
Gerald W. Klein
President and
Chief Executive Officer

                                  EGAMES, INC.
                      2000 CABOT BOULEVARD WEST, SUITE 110
                            LANGHORNE, PA 19047-1811
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                December 1, 2005

To Our Shareholders:

         The Annual Meeting of Shareholders of eGames, Inc. (the "Company") will be held at 10 a.m. Eastern Standard Time on Thursday, December 1, 2005, at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania, for the following purposes:

        1.   To elect four (4) directors;

        2. To vote on the ratification of the appointment of Stockton Bates, LLP as the Company's auditors for the fiscal year ending June 30, 2006; and

        3. To act upon such other business as may properly come before the meeting.


         The Board of Directors has fixed October 12, 2005 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record as of that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are invited to attend the meeting in person. All shareholders are cordially invited to attend the Annual Meeting in person, but whether or not you plan to attend, please vote as soon as possible. Most shareholders have three options for submitting their vote: (1) via the Internet at www.proxyvote.com;
(2) by phone, as indicated on your proxy card; or (3) by mail, by using the paper proxy card enclosed with this notice (which requires no postage if mailed in the United States). Voting by Internet, phone or proxy card does not deprive you of the right to attend the Annual Meeting and vote your shares in person.

By Order of the Board of Directors,

/s/: Ellen Pulver Flatt
-----------------------
Ellen Pulver Flatt
Vice President, General Counsel and Secretary


October 27, 2005

                                  EGAMES, INC.
                      2000 CABOT BOULEVARD WEST, SUITE 110
                            LANGHORNE, PA 19047-1811

                                 PROXY STATEMENT

         eGames, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting"). The Meeting will be held at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania on December 1, 2005 at 10 a.m. Eastern Standard Time, or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about October 27, 2005.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ellen Pulver Flatt, Secretary, eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania 19047-1811.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Brokers have discretionary authority to vote on this proposal and, therefore, there will be no "broker non-votes" on this proposal. A broker non-vote occurs when no instructions are given to a broker as to how to vote the shares held in street name on non-routine matters on which brokers do not have discretionary authority. The New York Stock Exchange determines whether brokers have discretionary authority to vote on a given proposal.

         Ratification of Auditors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of auditors. The matter will be approved if a majority of the votes cast are for approval. Since abstentions are counted as a vote present and entitled to vote, but are not counted as voted for the proposal, they will have the effect of a vote against this proposal. Brokers have discretionary authority to vote on this proposal and, therefore, there will be no broker non-votes on this proposal.

         The Company will pay the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustee, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

         Householding. Certain shareholders who share the same address may receive only one copy of this proxy statement and the Company's annual report, unless the shareholder provided contrary instructions to the bank, broker or other record holder of the shares. This practice, known as "householding," is designed to reduce printing and postage costs. Once you have received notice from your bank, broker or other record holder that they will be "householding" communications to your address, this practice will continue until you are notified otherwise or until you revoke your consent. If you own your shares through a bank, broker or other holder of record and wish either to stop or begin householding, you may do so by notifying the record holder of your shares. You may also request a separate copy of the proxy statement or the Annual Report, either by contacting your bank, broker or other holder of record or by contacting us by telephone at 215-750-6606, extension 100, or in writing to eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Pennsylvania 19047,
Attention: Secretary.

                                VOTING SECURITIES

         As of October 12, 2005, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 10,906,754 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

                               SECURITY OWNERSHIP

         The following table sets forth information as supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned as of October 1, 2005 (unless otherwise noted) by: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

               Name of                 Amount and Nature       Percent of Class
          Beneficial Owner (1)          Of Beneficial         Beneficially Owned
          -------------------             Ownership (2)       ------------------
                                          ------------
Robert M. Aiken, Jr.                        75,500 (3)                  *

Lawrence F. Fanelle                        223,000 (4)               2.0%

Gerald W. Klein                            628,200 (5)               5.7%

Eugene H. Mauro                               -0- (6)                n/a

Thomas W. Murphy                           218,642 (7)               2.0%

Thomas D. Parente                           93,925 (8)                  *

Ellen Pulver Flatt                         102,600 (9)                  *

Richard H. Siporin                         177,300 (10)              1.6%

Lambert C. Thom                            143,624 (11)              1.3%

All executive officers and directors
as a group (8 persons)                   1,662,791 (12)             14.5%

--------
*Less than 1%

   (1) Unless otherwise indicated, the address of each named holder is c/o eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047.

   (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, the shares in this column include shares that may be acquired upon exercise of stock options within sixty days of October 1, 2005. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

   (3) Includes 32,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or become exercisable within 60 days of that date.

   (4) Includes 113,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date.

   (5) Includes 92,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date. Also includes 1,200 shares held by Mr. Klein's immediate family members.

   (6) The security ownership disclosed for Mr. Mauro is as of October 12, 2005.

   (7) Includes 135,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date. Also includes 788 shares held by Mr. Murphy's immediate family members.

   (8) Includes 32,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date. Also includes 4,425 shares held by Mr. Parente's immediate family members.

   (9) Includes 52,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date.

  (10) Includes 88,333 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date.

  (11) Includes 7,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date.

  (12) Includes 552,833 shares of Common Stock that may be acquired by such persons through the exercise of options that were exercisable as of October 1, 2005 or became exercisable within 60 days of that date.

                        EXECUTIVE OFFICERS OF THE COMPANY

              The executive officers of the Company are as follows:

       Name           Age                      Position
       ----           ---                      --------
Gerald W. Klein       57     President and Chief Executive Officer
Lawrence F. Fanelle   54     Vice President, Operations
Thomas W. Murphy      47     Vice President, Finance and Chief Financial Officer
Ellen Pulver Flatt    42     Vice President, General Counsel and Secretary
Richard H. Siporin    46     Vice President, Sales and Marketing


         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets.

         Mr. Fanelle has been the Company's Vice President of Operations since November 1998. He joined the Company as General Manager in September 1997. Prior to joining the Company, Mr. Fanelle was Vice President of Operations of Besam, Inc., a manufacturer of automatic doors primarily for retail stores and supermarkets. Mr. Fanelle joined Besam in 1994 as Director of Operations. From 1979 to 1986, Mr. Fanelle was employed by Checkpoint Systems, Inc., a provider of security and access control systems and was Vice President of Operations of that company from 1987 to 1994.

         Mr. Murphy has been Chief Financial Officer of the Company since July 1999. He joined the Company as Controller in May 1996. Prior to joining the Company, Mr. Murphy was Controller of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries, from January 1995 until April 1996, and Accounting Manager of Ohmicron, Inc., a biotechnology company, from January 1993 until December 1994. From September 1985 to May 1992, Mr. Murphy served in a number of financial positions at Checkpoint Systems, Inc., a provider of security and access control systems, including serving as Accounting Manager from 1991 to 1992.

         Ms. Pulver Flatt has been Vice President and General Counsel since August 2003. She joined the Company in July 1999, and from that time until August 2003, she served as Senior Associate Counsel. From 1992 until she joined eGames, she was an associate with the law firm of McCausland, Keen & Buckman.

         Mr. Siporin joined the Company in January 2000 as Vice President of Sales and Marketing. Prior to joining the Company, he served as Senior Vice President of Sales for Sunbeam, Inc., Health Division. From 1988 to 1998, Mr. Siporin served in a number of positions at Revlon, Inc., including serving as Vice President of Sales from 1992 to 1998. From 1982 to 1988, Mr. Siporin held a number of sales management positions with Playtex Family Products.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company currently has four directors. One director, Mr. Aiken, is not standing for re-election but will continue to serve until the Annual Meeting. The nominees named below were designated by the Board for election at the Annual Meeting to serve for one-year terms until the next Annual Meeting and until their respective successors are elected and qualified. Upon the recommendation of the independent directors, the Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. There is no family relationship between any nominee and any other nominee or executive officer of the Company. Additionally, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         Nominees:

         All of the nominees have served as directors of the Company since the last annual meeting of shareholders, except for Mr. Mauro who is standing for election as a director for the first time at the Annual Meeting. The names of the nominees and certain information about them are set forth below. The information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

Director Name             Age    Title                              Since
-------------             ---    -----                              -----
Gerald W. Klein           57     Director, President and Chief       1994
                                 Executive Officer
Eugene H. Mauro           36     Nominee for Director
Thomas D. Parente (2)(3)  59     Director                            1995
Lambert C. Thom (1)(2)    60     Director                            1997
-------
(1)      Member of Audit Committee
(2)      Member of Compensation Committee
(3)      Chairman of Audit Committee


         Gerald W. Klein has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991.

         Eugene H. Mauro is a 10-year veteran of the interactive entertainment industry, and from March 2004 until September 2005 he served as Chief Executive Officer and Executive Producer at Myelin Media, LLC, a start-up video game publishing company. Mr. Mauro was the founder and, from May 2001 until December 2003, Chief Executive Officer of Capital Entertainment Group, Inc., an independent video game production studio. From 1997 until 2001, Mr. Mauro served as President of Dotted Line Entertainment, Inc., where he represented game developers, publishers and licensors.

         Thomas D. Parente joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998, which position he held until December 2000. Mr. Parente is Corporate Secretary and Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1996, he was a Vice-President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         Lambert C. Thom joined the Company as a Director in December 1997. He has served as Vice President and Managing Director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

         Director not standing for re-election:

         Robert M. Aiken, Jr., has been a director since January 1998 and Chairman of the Board since December 2000. Mr. Aiken was President of RMA Consulting, Inc., a management-consulting firm, from July 1998 until December 2003. From November 1996 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sunoco, Inc. (formerly Sun Company, Inc.), and from September 1990 to October 1996, Mr. Aiken was senior Vice President and Chief Financial Officer of Sunoco, Inc. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Directors of NN, Inc.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met 8 times during fiscal 2005. During fiscal 2005, all directors of the Company attended at least 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the board of Directors on which he served. Mr. Parente has agreed to serve as Chairman of the Board upon Mr. Aiken's retirement.

         The Board of Directors of the Company has an Audit Committee and a Compensation Committee.

         Audit Committee. The current members of the Audit Committee are Robert
M. Aiken Jr., Lambert C. Thom, and Thomas D. Parente. Mr. Parente is the Chairman of the Audit Committee. It is anticipated that, upon Mr. Mauro's election as a director of the Company, he will serve as a member of the Audit Committee. All of the current members of the Audit Committee are independent, as that term is defined in Section 10A of the Securities Exchange Act of 1934, the SEC rules thereunder, and Section 121(A) of the American Stock Exchange's Listing Standards, Policies and Requirements. The Board has determined that Mr. Mauro also meets the applicable independence requirements set forth above. The Board of Directors has determined that the Audit Committee has at least one "audit committee financial expert," which is Mr. Parente. The Audit Committee has the authority and duty to select the independent auditors to be engaged as the Company's independent auditors, and to evaluate the performance provided by the Company's independent auditors. The Audit Committee also assesses the Company's internal accounting controls, reviews the Company's financial disclosures and takes such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and accounting of its assets and liabilities. In September 2005, the Board of Directors conducted its annual review of the written charter for the Audit Committee, which delineates the Audit Committee's functions, powers and duties, and confirmed its approval of the charter in its current form. A copy of the Audit Committee charter can be viewed on the Company's website at http://investors.egames.com/audit.asp. This committee met 10 times during fiscal 2005.

         Compensation Committee. The current members of the Compensation Committee are Mr. Aiken, Mr. Parente, and Mr. Thom. Mr. Aiken is the Chairman of the Compensation Committee. It is anticipated that, upon Mr. Mauro's election as a director of the Company, he will serve as a member of the Compensation Committee. The Compensation Committee reviews the Company's compensation practices and benefit plans, determines the compensation of the Company's executive officers, approves goals for Company-wide incentive plans and evaluates performance against these goals. In April 2004, the Board of Directors adopted a charter for the Compensation Committee, a copy of which can be viewed on the Company's website at http://investors.egames.com/compensation.asp. The Compensation Committee conducted its annual review of this charter in September 2005 and confirmed its approval of the charter in its current form. The Compensation Committee met one time during fiscal 2005.

         Nominating Procedures. The Company does not have a nominating committee, but in April 2004, the Board of Directors adopted procedures that authorize the Board members who satisfy the definition of "independent" under
Section 121(A) of the American Stock Exchange's Listing Standards, Policies and Requirements to:

        -   Identify individuals qualified to become members of the Board;
        - Select, or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting;
        - Select, or recommend to the Board, director nominees to fill vacancies on the Board as necessary.
        -   Retain a search firm to be used to identify director candidates;
        - Retain and terminate any such search firm, including sole authority to approve the firm's fees and other retention terms; and
        -   Retain other advisors as they deem necessary or appropriate.

         The procedures adopted by the Board also state that the Company will provide for appropriate funding, as determined by the independent Board members, for payment of compensation to any search firm or other advisors employed as set forth above. The Board reviews and reassesses the adequacy of these procedures annually.

         Mr. Aiken, Mr. Thom and Mr. Parente are all "independent" as defined by
Section 121(A) of the American Stock Exchange's Listing Standards, Policies and Requirements, and they therefore have the authority pursuant to the policies adopted by the Company to perform functions similar to a nominating committee. The Board has also determined that Mr. Mauro also meets the applicable independence requirements. The Board of Directors believes that it is appropriate not to have a formal nominating committee because of the Company's small size and because its three independent directors have the authority to perform functions similar to a nominating committee comprised of independent directors.

         The independent directors identify, evaluate and recommend directors for nomination by the Board for election as members of the Board. Some of the qualifications the independent directors consider in evaluating director candidates are: (i) business experience; (ii) educational background; (iii) diversity; (iv) moral and ethical character; (v) accountability and integrity;
(vi) financial literacy; (vii) other board appointments; (viii) industry knowledge; and (ix) independence from management. Mr. Klein, President and Chief Executive Officer of the Company, presented Mr. Mauro to the independent directors as a candidate for director of the Company. After evaluating Mr. Mauro's qualifications, the independent directors determined that Mr. Mauro met the criteria determined by the Board and recommended to the full Board his nomination to stand for election as a director of the Company.

         The Board of Directors currently does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board believes that it is appropriate for the Company not to have such a policy because the Company has not, during the nine years that it has been a publicly-traded company, received any recommendations from security holders for any director candidates, and believes it is unlikely that this will be a frequent occurrence in the future. The Board will continue to evaluate from time to time whether adopting a formal written policy regarding security holder recommendations for director candidates is in the best interests of the Company's shareholders.

         Board Attendance at Annual Shareholder's Meeting. Although the Company does not have a formal written policy with regard to Board members' attendance at Annual Shareholder Meetings, board members are invited and encouraged to attend. All of the directors attended last year's Annual Shareholder's Meeting, held on December 8, 2004.

         Security Holder Communications. Any shareholder who wants to send communications to the Board of Directors may do so in writing by sending a letter addressed to the director, c/o Corporate Secretary, eGames, Inc., 2000 Cabot Blvd. West, Suite 110, Langhorne, PA 19047. Any matter relating to the Company's financial statements, accounting practices or internal controls should be addressed to the Chairman of the Audit Committee. All other matters should be addressed to the Chairman of the Board of Directors. Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which the shares are held and the number of shares held. The Board of Directors has approved a policy which provides that certain communications which are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.

         The Director who receives correspondence may forward copies of any communications to any other directors, any Board committee or the entire Board for information and/or action as deemed appropriate. Copies of all communications addressed to the non-management directors will be forwarded concurrently to the General Counsel of eGames.

         The Audit Committee has also established confidential, anonymous procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters by Company employees.

         Code of Ethics. The Company has adopted a Code of Ethics that applies to all of its directors and employees, including its Chief Executive Officer, Chief Financial Officer and senior financial and accounting officers. In addition to other matters, the Code of Ethics establishes policies to deter wrongdoing and to promote honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest, compliance with applicable laws, rules and regulations, full, fair, accurate, timely and understandable disclosure in public communications and prompt internal reporting of violations of the Code of Ethics. A copy of the eGames Code of Ethics is available on our website at http://investors.egames.com/ethics.asp.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2005 with management and has received the written disclosures and the letter from Stockton Bates, LLP, the Company's independent auditors for the fiscal year ended June 30, 2005, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as currently in effect. The Audit Committee has also discussed with Stockton Bates, LLP the Company's audited financial statements for the fiscal year ended June 30, 2005, including, among other things, the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61, as amended by Statement on Accounting Standards No. 90 (Communication with Audit Committees), of the Auditing Standards Board of the American Institute of Certified Public Accountants.

         Based on these discussions with Stockton Bates, LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

         Policy for Approval of Audit and Non-Audit Fees. During fiscal 2005, the Audit Committee approved all audit, non-audit, tax and all other services which Stockton Bates, LLP was to perform during the year and the range of fees for each of these categories. The Audit Committee's current policy is to consider for pre-approval annually all categories of audit, non-audit, tax and other services proposed to be provided by our independent auditors for the fiscal year, which categories and services are reviewed as needed throughout the year. The Audit Committee must separately pre-approve any service that is not included in the approved list of services or any proposed services exceeding pre-approved cost levels.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors, who are also members of the Company's Audit Committee and Compensation Committee, receive $15,000 annually for their services as a member of the Board, Audit Committee and Compensation Committee. This fee is payable in four quarterly installments. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan, which expired June 30, 2005, had provided that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter received options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant. The final automatic option grant to the non-employee members of the Board of Directors pursuant to the Amended and Restated 1995 Stock Option Plan was made on January 1, 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 2005, 2004, and 2003 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 2005 fiscal year.

                                                  Annual Compensation                    Long-Term Compensation
                                                  -------------------                    ----------------------
                                                                                     Securities          All Other
                                        Fiscal                                       Underlying        Compensation
Name & Principal Position                Year       Salary ($)       Bonus ($)       Options (#)          (1) ($)
-------------------------                ----       ----------       ---------       -----------          -------
Gerald W. Klein                          2005        207,308          59,701             -0-               9,023
President and Chief Executive            2004        188,269          49,160           110,000             7,904
Officer                                  2003        175,000           5,000           210,000             6,585

Lawrence F. Fanelle                      2005        155,385          37,110             -0-               9,849
Vice President- Operations               2004        138,846          29,688            75,000             9,408
                                         2003        128,077           5,166           147,000             7,817

Thomas W. Murphy                         2005        128,385          30,435             -0-               7,053
Vice President- Finance and              2004        112,962          24,203            75,000             6,521
Chief Financial Officer                  2003        103,558           5,166           120,000             5,964

Ellen Pulver Flatt                       2005         90,724          19,191             -0-               6,857
Vice President and General Counsel       2004         75,615          12,611            60,000             5,774
                                         2003         69,678           5,257            60,000             5,332

Richard H. Siporin                       2005        176,154          42,244             -0-               7,202
Vice President- Sales and Marketing      2004        158,846          34,076            75,000             6,711
                                         2003        150,000           5,166           110,000             6,065

  (1) Represents: (a) amounts contributed by the Company to each named executive officer's 401(k) Plan, and (b) life insurance premiums paid by the Company.



Option Grants During 2005 Fiscal Year

There were no option grants to the named executive officers during Fiscal 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option
Values

The following table provides information related to employee options exercised by the named executive officers during fiscal 2005 and the value of such options at year-end.

                         Shares                                                         Value* of Unexercised
                        Acquired                           Number of Securities          In-The-Money Options
                           on                             Underlying Unexercised             at FY-End ($)
                        Exercise     Value Realized        Options at FY End (#)            Exercisable/Un
      Name                (#)             ($)           Exercisable/Un-exercisable           Exercisable
      ----                ---             ---           --------------------------           -----------
Gerald W. Klein         290,000         113,000              11,000 / 169,000                  -0- / -0-
Lawrence F. Fanelle      99,000          44,550              56,500 / 116,500                1,960 / -0-
Thomas W. Murphy         75,000          33,750              87,500 / 107,500               13,200 / -0-
Ellen Pulver Flatt          -0-             -0-              26,000 /  74,000                  800 / -0-
Richard H. Siporin       86,667          39,000              44,167 / 104,166                1,467 / -0-

* Value of options based upon a share price of $0.54, the closing price of the Common Stock on June 30, 2005.

Long-Term incentive Plans

         The Company does not have any long-term incentive plans.

Change of Control Severance Arrangements

            In June 2004, the Company adopted a Change of Control Severance Plan for Level One Employees (the "Severance Plan"). The Chief Executive Officer, the President, any Vice President of the Company, and each other person designated by the Board in writing are eligible to participate in the Severance Plan. The Severance Plan provides for benefits in the event that the Company or its successor terminates an eligible individual's employment within 90 days prior to or 365 days after a change of control for any reason other than for "cause," as defined in the Severance Plan, or an eligible employees terminates his or her employment for "good reason," as defined in the Severance Plan. The eligible employees under the Severance Plan may be eligible to receive (A) a lump sum payment of two times the sum of their annual base salary and the greater of (1) the annual cash bonus, if any, actually paid or declared for the year immediately preceding the year in which the employee's employment terminates or
(2) the annual bonus for the year immediately preceding the year the change of control giving rise to the termination of employment and (B) continuation of health benefits for up to 24 months.

                                  PROPOSAL TWO
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


         The Company's Audit Committee has reappointed Stockton Bates, LLP as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2006. The Board of Directors has proposed that the shareholders ratify the appointment of Stockton Bates, LLP.

         A representative of Stockton Bates, LLP is expected to attend the Annual Meeting. He or she will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The following table sets forth the fees that the Company paid to its independent auditors for services provided to the Company during the last two fiscal years:

                                    2005        2004
                                    ----        ----
     Audit Fees (1)               $58,750     $55,000
     Audit-Related Fees (2)       $   -0-     $   -0-
     Tax Fees (3)                 $10,000     $12,000
     All Other Fees (4)           $   -0-     $ 2,980

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB.
(2) Audit-Related Fees consist of services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."
(3) Tax Fees consist of professional services rendered by the independent auditors for tax compliance, tax advice, and tax planning. The services for the fees disclosed under this category include tax return preparation and tax advice.
(4) For the fiscal year ended June 30, 2004, All Other Fees consisted of customer contract review ($1,480), research related to tax treatment of stock option exercises ($840) and other miscellaneous items ($660).

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independent public accountant's independence.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STOCKTON BATES, LLP.


                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Exchange Act, shareholders who meet the eligibility requirements of Rule 14a-8 may present proposals for inclusion in the Company's proxy statement for the 2006 Annual Meeting of Shareholders if these proposals are received by the Company at its corporate office by June 30, 2006. In accordance with the Company's Bylaws, to be considered for presentation at the next Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than July 30, 2006.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES AND EXCHANGE ACT 0F 1934

         Section 16(a) of the Securities and Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

         Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 2005, all of its officers and directors complied with all filing requirements applicable to them.

                                  OTHER MATTERS

         The Company currently knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclose proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO ELLEN PULVER FLATT, SECRETARY, AT 2000 CABOT BOULEVARD WEST, SUITE 110, LANGHORNE, PA 19047.

By order of the Board of Directors,

Ellen Pulver Flatt
Vice President, General Counsel, and Secretary

                                 REVOCABLE PROXY
                                 ---------------
                                  EGAMES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 1, 2005


       The undersigned hereby appoints Gerald W. Klein and Thomas W. Murphy, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of eGames, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania on December 1, 2005 at 10 a.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary).

                [   ] FOR                          [   ] VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

  GERALD W. KLEIN    EUGENE H. MAURO    THOMAS D. PARENTE    LAMBERT C. THOM

2. The ratification of the appointment of Stockton Bates, LLP as the Company's auditors for the fiscal year ending June 30, 2006.

               [   ] FOR         [    ] AGAINST        [   ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


       The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

       THIS PROXY IS SOLICITED ON BEHALF OF THE EGAMES BOARD OF DIRECTORS

         Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                        Date:                            , 2005
                                             ----------------------------
                                               (Please date this Proxy)



                                               Signature of Shareholder



                                               Signature of Shareholder

                                        Please sign exactly as your name(s)
                                        appear(s) to the left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held jointly,
                                        each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE